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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY
              ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), I, John W. Elias, Chief Executive Officer of Edge Petroleum Corporation, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003                           /s/ John W. Elias
                                                 -------------------------------
                                                 Name: John W. Elias
                                                       Chief Executive Officer